TREASURY INTERNATIONAL, INC. 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In Connection with the quarterly report of Treasury International, Inc. (the "Company") on Form 10-QSB for the period ending October 31 ,2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kristina Sickels, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                            /s/ Kristina Sickels
                            --------------------------------
                            Kristina Sickels
                            Chief Financial Officer
                            Treasury International, Inc.



                                  June 20, 2003























                                    99.3-1